UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2022

HOUGHTON MIFFLIN HARCOURT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36166	27-1566372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 High Street Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 351-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value per share	HMHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 21, 2022, Houghton Mifflin Harcourt Company, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Harbor Holding Corp., a Delaware corporation (the “Parent”), and Harbor Purchaser Inc., a Delaware corporation and a wholly owned subsidiary of the Parent (the “Purchaser”). The Merger Agreement provides for the acquisition of the Company by the Parent through a cash tender offer (the “Offer”) by the Purchaser for all of the Company’s outstanding shares of common stock, $0.01 par value per share (the “Common Stock”), at a price of $21.00 per share of Common Stock (the “Offer Price”).

The Company’s Board of Directors (the “Board”) has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger (as defined below) and recommended that the stockholders of the Company accept the Offer and tender their shares of Common Stock pursuant to the Offer. Under the Merger Agreement, the Purchaser is required, as soon as practicable, and in any event within ten Business Days after the date of the Merger Agreement, to commence the Offer to purchase any and all outstanding shares of Company Common Stock. The Offer initially will remain open for twenty business days, subject to possible extension on the terms set forth in the Merger Agreement. The parties currently expect the Offer and the Merger to be completed in the second quarter of 2022.

Pursuant to the terms of the Merger Agreement, (i) as of immediately prior to the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the holders each outstanding share of Common Stock of the Company, other than any shares held in the treasury of the Company or owned by any wholly owned Subsidiary of the Company, the Parent, the Purchaser or any other wholly owned Subsidiary of the Parent or by any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be converted into the right to receive the Offer Price, without any interest thereon and subject to applicable withholding; (ii) as of immediately prior to the acceptance time of the Offer, each option to purchase shares of Common Stock from the Company (“Company Options”), to the extent unexercised, will vest in full and automatically be canceled and converted into the right to receive the product of: (a) the total number of shares of Common Stock then underlying such Company Option; multiplied by (b) the excess of the Offer Price over the exercise price per share of such Company Stock Option, without any interest thereon and subject to applicable withholding; and (iii) each outstanding and unvested restricted stock unit (“Company RSU”) and each outstanding and unvested performance-vested restricted stock unit (by virtue of the deemed achievement of any such performance-based vesting conditions based on target performance) with respect to shares of Common Stock (“Company PRSU”) shall vest in full and automatically be cancelled and converted into the right to receive the product of: (a) the total number of shares of Common Stock then underlying such Company RSU or Company PRSU, as applicable; multiplied by (b) the Offer Price, without any interest thereon and subject to applicable withholding.

The Purchaser’s obligation to accept shares of Common Stock tendered in the Offer is subject to customary closing conditions, including: (a) that the number of shares of Company Common Stock validly tendered and not validly withdrawn, together with any shares of Common Stock beneficially owned by the Parent or any subsidiary of the Parent, equals at least one share more than 50% of all shares of Common Stock then outstanding(the “Minimum Condition”); (b) the absence of any legal impediment that has the effect of enjoining, restraining, preventing or prohibiting or prohibiting the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement or making the Offer, the Merger or the other transactions contemplated by the Merger Agreement illegal; (c) that, since the date of the Merger Agreement, there shall not have occurred any material adverse effect with respect to the Company; (d) compliance in all material respects by the Company with its covenants under the Merger Agreement; (e) the continued accuracy of representations and warranties made by the Company in the Merger Agreement, except as permitted by the Merger Agreement; (f) that the waiting period (and any extensions thereof) and any approvals or clearances applicable to the Offer and Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired, been terminated or obtained; and (g) other customary conditions.

Following the completion of the Offer, subject to the absence of injunctions or other legal restraints preventing the consummation thereof, the Purchaser will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of the Parent, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law, without any additional stockholder approvals. The Merger will be effected as soon as practicable following the time of acceptance for purchase by the Purchaser of shares of Common Stock validly tendered and not withdrawn in the Offer.

The Merger Agreement contains customary representations and warranties from both the Company, on the one hand, and the Parent and the Purchaser, on the other hand. It also contains customary covenants, including covenants providing for the Company: (i) to cause each of the Company and its subsidiaries to conduct its business and operations in the ordinary course and in accordance in all material respects with past practice; (ii) not to engage in specified types of transactions during such period; and (iii) not to solicit proposals or, subject to certain exceptions, engage in discussions relating to alternative acquisition proposals or change the recommendation of the Board to the Company’s stockholders regarding the Merger Agreement.

The Merger Agreement contains customary termination rights for both the Parent and the Purchaser, on the one hand, and the Company, on the other hand, including, among others, for failure to consummate the Offer on or before August 22, 2022 (the “Outside Date”). If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement (including under specified circumstances in connection with the Company’s entry into an agreement with respect to a superior proposal or in connection with the Company board’s change in recommendation), the Company will be required to pay the Parent a termination fee of $65,000,000.

If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement (including in connection with breach or failure to comply with any representation, warranty, covenant or agreement on the part of the Parent or the Purchaser and failure to consummate the transaction upon satisfaction of Offer conditions), the Parent will be required to pay the Company a termination fee of $130,000,000. In situations in which the Parent termination fee is payable, payment of the Parent termination fee, together with the Company’s costs of collection and interest if not paid when due, constitutes the Company’s sole and exclusive monetary remedy. The Parent and the Purchaser are beneficially owned by The Veritas Capital Fund VII, L.P. (the “Fund”), and the Fund has agreed to guarantee certain payment obligations of the Parent and the Purchaser under the Merger Agreement, including the payment of the Parent termination fee.

The Parent and the Purchaser have secured committed financing, consisting of a combination of equity to be provided by the Fund and committed debt financing, the aggregate proceeds of which will be sufficient for the Parent and the Purchaser to pay the aggregate Offer Price for the shares of Common Stock in the Offer and the Merger, and all related fees and expenses. The Parent and the Purchaser have committed to use their reasonable best efforts to obtain the debt financing on the terms and conditions described in the debt commitment letter entered into concurrently with the Merger Agreement. Consummation of the Offer and the Merger is not subject to a financing condition.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Parent, the Purchaser or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by the Company, on the one hand, and the Parent and the Purchaser, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Merger Agreement, including information in confidential disclosure schedules delivered in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company, on the one hand, and the Parent and the Purchaser, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company, the Parent, the Purchaser or their respective subsidiaries or affiliates at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On February 22, 2022, the Company issued a press release announcing its entry into the Merger Agreement. A copy of that press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section. Furthermore, the information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Important Information

The tender offer for the outstanding shares of Common Stock has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Common Stock. The solicitation and offer to buy shares of Common Stock will only be made pursuant to the tender offer materials that the Parent intends to file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the tender offer is commenced, the Parent will file a tender offer statement on Schedule TO with the SEC, and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. THE COMPANY’S STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Both the tender offer statement and the solicitation/recommendation statement will be mailed to the Company’s stockholders free of charge. Investors and stockholders may obtain free copies of the Schedule TO and Schedule 14D-9, as each may be amended or supplemented from time to time, and other documents filed by the parties (when available) at the SEC’s web site at www.sec.gov, by contacting the Company’s Investor Relations either by telephone at 410-215-1405 or e-mail at Chris.Symanoskie@hmhco.com or on the Company’s website at www.hmhco.com.

Forward-Looking Statements

This filing includes forward-looking statements which reflect management’s current views and estimates regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction, among other matters. The words “anticipate”, “assume”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “guidance”, “imply”, “intend”, “may”, “outlook”, “plan”, “potential”, “predict”, “project”, and similar terms and phrases are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. the Company cannot assure investors that future developments affecting the Company will be those that it has anticipated. Actual results may differ materially from these expectations due to, among other things: (i) uncertainties as to the timing and expected financing of the tender offer; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) uncertainty surrounding how many of the Company’s stockholders will tender their shares in the tender offer; (v) the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (vi) the possibility of business disruptions due to transaction-related uncertainty; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (ix) and other risks and uncertainties including those identified under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each of which are filed with the SEC and available at www.sec.gov, and other filings that the Company may make with the SEC in the future. If one or more of these risks or uncertainties materialize, or if any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected or anticipated in these forward-looking statements.

Any forward-looking statement made by the Company in this filing speaks only as of the date hereof. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. the Company does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 21, 2022 by and among the Parent, the Purchaser and the Company

99.1	Joint Press Release, dated February 22, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A list identifying the contents of all omitted exhibits and schedules can be found on page iii of Exhibit 2.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN HARCOURT COMPANY

By:	/s/ William F. Bayers
Name: William F. Bayers
Title:	Executive Vice President, Secretary and General Counsel

Dated: February 22, 2022